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                                                                   Exhibit 23.2

                         CONSENT OF INDEPENDENT AUDITORS


Casmyn Corp:

We consent to the use in this Registration of Casmyn Corp. on Form S-1 of our report dated June 28, 1996, appearing in the Prospectus, which is part of such Registration Statement, and to the reference to us under the heading "Experts" in such Prospectus.



DELOITTE & TOUCHE LLP


Reno, Nevada
July 17, 1996